Exhibit 10(a)
INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 4 to Registration Statement No. 333-68879 on Form N-1A of our report dated February 1, 2001 on Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. (now known as Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc.) appearing in the Fund's December 31, 2000 Annual Report, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
ApriL 19, 2001